Exhibit 99.2

January 2010 supplement to Monthly Volume Summary

90 to 119-DAY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (1)

	As of January 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(2)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans	UPB(3)	Percent(4)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$2	0.00%	10	$42	0.02%	173	$31	0.04%	147	$11	0.13%	57	$4	0.18%	16	$1	0.41%	2	$—	0.00%	—	$91	0.02%	405
2008	2	0.10%	7	12	0.09%	40	223	0.37%	882	445	0.61%	1,874	382	0.91%	1,768	138	1.39%	769	49	1.97%	296	1,250	0.65%	5,636
2007	0	1.40%	2	7	0.49%	28	141	0.71%	583	719	0.97%	3,266	1,142	1.34%	5,973	525	1.93%	3,211	113	2.53%	762	2,646	1.30%	13,825
2006	0	1.08%	1	3	0.36%	13	85	0.77%	371	468	0.95%	2,080	840	1.11%	4,361	288	1.45%	1,755	36	1.83%	260	1,720	1.11%	8,841
2005	0	0.30%	2	46	0.36%	217	464	0.61%	2,297	524	0.78%	2,939	212	1.17%	1,342	25	1.44%	177	3	1.74%	24	1,274	0.74%	6,998
2004 and Prior	0	0.14%	4	35	0.21%	204	336	0.32%	2,081	526	0.47%	3,722	224	0.54%	1,934	125	0.55%	1,327	105	0.70%	1,590	1,351	0.46%	10,862
15 year maturity—
Loan origination year:
2009	2	0.00%	10	2	0.01%	11	0	0.05%	4	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	4	0.01%	25
2008	0	0.10%	3	7	0.08%	35	16	0.19%	107	8	0.27%	60	4	0.40%	29	—	0.00%	—	—	0.00%	—	36	0.18%	234
2007	—	0.00%	—	2	0.13%	7	11	0.29%	69	20	0.39%	139	12	0.59%	109	3	1.31%	25	0	2.76%	5	48	0.41%	354
2006	0	0.00%	0	1	0.27%	7	5	0.30%	42	20	0.37%	152	13	0.44%	122	1	0.47%	14	0	1.20%	1	40	0.38%	338
2005	3	0.22%	21	9	0.16%	72	24	0.25%	229	12	0.37%	127	2	0.77%	22	—	0.00%	—	—	0.00%	—	50	0.26%	471
2004 and Prior	19	0.09%	186	64	0.11%	704	57	0.14%	750	25	0.19%	379	13	0.18%	263	4	0.23%	141	3	0.32%	133	186	0.14%	2,556
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	0.00%	—
2008	N/A	N/A	N/A	0	1.92%	1	2	0.86%	6	15	1.11%	47	17	1.44%	55	4	1.74%	16	0	3.08%	2	39	1.30%	127
2007	0.00%	0.00%	0.00%	—	0.00%	—	8	1.52%	24	106	1.74%	369	266	2.00%	983	68	2.32%	268	8	2.63%	31	456	1.98%	1,675
2006	N/A	N/A	N/A	—	0.00%	—	2	1.20%	4	26	1.72%	88	65	2.07%	252	19	2.18%	80	4	3.05%	17	115	2.02%	441
2005	N/A	N/A	N/A	0	16.67%	1	1	1.71%	6	6	1.26%	28	12	1.86%	50	2	2.67%	10	0	1.92%	1	21	1.69%	96
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	—	0.00%	—	1	4.26%	6	0	2.86%	1	N/A	N/A	N/A	N/A	N/A	N/A	1	3.27%	7

Combined	$29	0.03%	246	$228	0.07%	1,513	$1,407	0.30%	7,602	$2,932	0.63%	15,333	$3,207	0.97%	17,280	$1,203	1.15%	7,795	$321	0.94%	3,122	$9,328	0.50%	52,891

Adjustable-rate (ARM)(5)
Fully amortizing—
Loan origination year:
2009	$0	0.06%	1	0	0.00%	0	$—	0.00%	0	$—	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.04%	1
2008	—	0.00%	—	6	0.48%	22	16	0.66%	59	5	0.62%	17	$—	0.00%	—	$—	0.00%	—	N/A	N/A	N/A	28	0.60%	98
2007	—	0.00%	—	0	0.50%	1	1	0.75%	6	19	1.42%	81	34	1.86%	158	10	2.81%	49	$1	0.84%	3	66	1.72%	298
2006	1	1.24%	3	0	1.09%	3	5	2.25%	39	51	1.52%	251	48	1.63%	214	14	2.54%	75	5	3.06%	25	124	1.71%	610
2005	2	0.82%	13	19	0.62%	98	56	0.81%	281	20	1.04%	93	6	2.62%	33	0	1.39%	1	0	0.00%	0	103	0.83%	519
2004 and Prior	7	0.49%	41	22	0.44%	138	15	0.49%	105	1	0.35%	12	1	0.51%	9	0	0.47%	3	0	0.51%	2	46	0.46%	310
Initial Interest:
Loan origination year:
2009	0	0.00%	0	0	0.13%	1	—	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.07%	1
2008	0	0.00%	0	13	1.07%	45	56	0.82%	172	26	0.96%	85	1	4.08%	4	—	0.00%	—	0	0.00%	0	97	0.90%	306
2007	—	0.00%	—	3	1.95%	8	22	2.42%	81	304	2.10%	1,055	368	2.34%	1,309	28	2.72%	111	6	3.03%	25	731	2.26%	2,589
2006	1	1.40%	5	2	1.41%	9	19	1.58%	69	184	1.72%	665	344	1.97%	1,270	111	3.16%	477	17	2.81%	81	677	2.04%	2,576
2005	4	1.37%	19	41	1.30%	159	113	1.31%	461	88	1.98%	368	28	2.34%	122	2	2.73%	13	1	2.31%	8	276	1.56%	1,150
2004 and Prior	2	0.58%	8	6	1.20%	26	3	1.17%	12	0	0.52%	1	0	1.79%	1	—	0.00%	—	N/A	N/A	N/A	11	0.99%	48

Combined	$17	0.58%	90	$111	0.69%	510	$307	0.97%	1,285	$698	1.71%	2,628	$830	2.08%	3,120	$166	2.90%	729	$30	2.56%	144	$2,159	1.53%	8,506

(1)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of January 31, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days delinquent for these categories was $252 million, which are eligible to be purchased. An “N/A” indicates there were no loans underlying PCs issued in the specified PC category.

(2)	Loans in PCs with coupons less than 4.0% have been excluded. As of January 31, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days delinquent for this category was $174 million.

(3)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.

(4)	Delinquency rates (percent) are based on the number of loans in each category.

(5)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%, except for the 4.0% PC Coupon category which includes ARM PCs with coupons between 4.0% and 4.24%.